UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 9, 2006 (August 9, 2006)

Anthracite Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-13937	13-397-8906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 810-3333

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2006, Anthracite Capital, Inc. issued a press release announcing its earnings for the fiscal quarter ended June 30, 2006, which it is furnishing under this Item 2.02 as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release issued by Anthracite Capital, Inc., dated August 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTHRACITE CAPITAL, INC.

By: /s/ James J. Lillis

Name:	James J. Lillis
Title:	Chief Financial Officer

Dated: August 9, 2006

ANTHRACITE CAPITAL, INC.

CURRENT REPORT ON FORM 8-K

Report dated August 9, 2006 (August 9, 2006)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Anthracite Capital, Inc., dated August 9, 2006.

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